                                                                    EXHIBIT 99.2

                               LETTER OF TRANSMITTAL

                                      FOR
                  12 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK
                                    DUE 2010
                                       OF
                             CLUETT AMERICAN CORP.
     ----------------------------------------------------------------------
      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1998 (THE "EXPIRATION DATE") UNLESS EXTENDED BY CLUETT AMERICAN
                                     CORP.
--------------------------------------------------------------------------------

                                EXCHANGE AGENT:
                              THE BANK OF NEW YORK

          BY HAND:                       BY MAIL:                 BY OVERNIGHT EXPRESS:
    The Bank of New York          (INSURED OR REGISTERED           The Bank of New York
     101 Barclay Street                RECOMMENDED)                 101 Barclay Street
  New York, New York 10005         The Bank of New York          New York, New York 10005
                                    101 Barclay Street
                                 New York, New York 10005
                                       BY FACSIMILE:
                                      (212) 815-6339
                                       BY TELEPHONE:
                                           (212)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt for the Prospectus dated             ,
1998 (the "Prospectus") of Cluett American Corp. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $50,000,000 in principal amount of its new 12 1/2% Series B Senior Exchangeable Preferred Stock due 2010 (the "New Preferred Stock") for each $50,000,000 in principal amount of outstanding 12 1/2% Senior Exchangeable Preferred Stock due 2010 (the "Exchangeable Preferred Stock"). The terms of the New Preferred Stock are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Exchangeable Preferred Stock for which they may be exchanged pursuant to the Exchange Offer, except that the New Preferred Stock is freely transferable by holders thereof (except as provided herein or in the Prospectus) and is not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List below the Exchangeable Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------------------
               DESCRIPTION OF EXCHANGEABLE PREFERRED STOCK TENDERED HEREWITH
-------------------------------------------------------------------------------------------
                                                           AGGREGATE
                                                       PRINCIPAL AMOUNT
     NAME(S) AND ADDRESS(ES)                              REPRESENTED         PRINCIPAL
     OF REGISTERED HOLDER(S)           CERTIFICATE      BY EXCHANGEABLE        AMOUNT
         (PLEASE FILL IN)              NUMBER(S)*      PREFERRED STOCK*      TENDERED**
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                    Total
-------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Exchangeable Preferred Stock. See instruction 2.

    This Letter of Transmittal is to be used either if certificates representing Exchangeable Preferred Stock are to be forwarded herewith or if delivery of Exchangeable Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Preferred Stock Exchange Offer--Procedures for Tendering Exchangeable Preferred Stock" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

    Holders whose Exchangeable Preferred Stock is not immediately available or who cannot deliver their Exchangeable Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Exchangeable Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Preferred Stock Exchange Offer-- Procedures for Tendering Exchangeable Preferred Stock."

/ /  CHECK HERE IF TENDERED EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

/ /  The Depository Trust Company

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s) _______________________________________________

    Name of Eligible Institution that Guaranteed Delivery ______________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    If Delivered by Book-Entry Transfer:

    Account Number _____________________________________________________________

/ /  CHECK HERE IF NEW PREFERRED STOCK IS TO BE DELIVERED TO PERSON OTHER THAN
    PERSON SIGNING THE LETTER OF TRANSMITTAL:

    Name _______________________________________________________________________
                                   (Please Print)

    Address ____________________________________________________________________
                                (Including Zip Code)

/ /  CHECK HERE IF NEW PREFERRED STOCK IS TO BE DELIVERED TO ADDRESS DIFFERENT
    FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

    Address ____________________________________________________________________
                                (Including Zip Code)

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THIS PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

    Names ______________________________________________________________________

    Address ____________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Exchangeable Preferred Stock that was acquired as result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Exchangeable Preferred Stock acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the New Preferred Stock to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Exchangeable Preferred Stock from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of the Exchangeable Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Exchangeable Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Exchangeable Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the Exchangeable Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Exchangeable Preferred Stock and to acquire New Preferred Stock issuable upon the exchange of such tendered Exchangeable Preferred Stock, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Exchangeable Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Exchangeable Preferred Stock or transfer ownership of such Exchangeable Preferred Stock on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Exchangeable Preferred Stock by the Company and the issuance of New Preferred Stock in exchange therefor shall constitute performance in full by the Company of its obligations under the Preferred Stock Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder except as provided in the first paragraph of Section 3 of said agreement.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Preferred Stock Exchange Offer--Certain Conditions to the Preferred Stock Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Exchangeable Preferred Stock tendered hereby and, in such event, the Exchangeable Preferred Stock not exchanged will be returned to the undersigned at the address shown above. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Preferred Stock Exchange Offer--Certain Conditions to the Preferred Stock Exchange Offer" occur.

    By tendering, each holder of Exchangeable Preferred Stock represents that the New Preferred Stock acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such New Preferred Stock, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the New Preferred Stock. Any holder of Exchangeable Preferred Stock using the Exchange Offer to participate in a distribution of the New Preferred Stock (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Exchangeable Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Exchangeable Preferred Stock acquired other than as a result of market-making activities or other trading activities.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Exchangeable Preferred Stock may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. See Instruction 2.

    Certificates for all New Preferred Stock delivered in exchange for tendered Exchangeable Preferred Stock and any Exchangeable Preferred Stock delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                           TENDER HOLDER(S) SIGN HERE
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

________________________________________________________________________________

________________________________________________________________________________
                           Signature(s) of Holder(s)

Dated                                          Area Code and Telephone Number

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR EXCHANGEABLE PREFERRED STOCK. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON.) SEE INSTRUCTION 3.

NAME(S) ________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. ____________________________________________________

Taxpayer Identification No. ____________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

Title __________________________________________________________________________

Address ________________________________________________________________________

Name of Firm ___________________________________________________________________

Area Code and Telephone No. ____________________________________________________

Dated __________________________________________________________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

    A holder of Exchangeable Preferred Stock may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the Exchangeable Preferred Stock being tendered and any required signature guarantees and any other document required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date (or complying with the procedure for book-entry transfer described below) or (ii) complying with the guaranteed delivery procedures described below.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXCHANGEABLE PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO EXCHANGEABLE PREFERRED STOCK OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

    If tendered Exchangeable Preferred Stock is registered in the name of the signer of the Letter of Transmittal and the New Preferred Stock to be issued in exchange therefor is to be issued (and any untendered Exchangeable Preferred Stock is to be reissued) in the name of the registered holder (which term, for the purposes described herein, shall include any participant in The Depository Trust Company (also referred to as a "book-entry transfer facility") whose name appears on a security listing as the owner of Exchangeable Preferred Stock), the signature of such signer need not be guaranteed. In any other case, the tendered Exchangeable Preferred Stock must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If the New Preferred Stock and/or Exchangeable Preferred Stock not exchanged are to be delivered to an address other than that of the registered holder appearing on the register for the Exchangeable Preferred Stock, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

    The Exchange Agent will make a request within two business days after the date of receipt of this Prospectus to establish accounts with respect to the Exchangeable Preferred Stock at the book-entry transfer facility for the purpose of facilitating the Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of Exchangeable Preferred Stock by causing such book-entry transfer facility to transfer such Exchangeable Preferred Stock into the Exchange Agent's account with respect to the Exchangeable Preferred Stock in accordance with the book-entry transfer facility's procedures for such transfer. Although delivery of Exchangeable Preferred Stock may be effected through book-entry transfer into the Exchange Agent's account at the book-entry transfer facility, an appropriate Letter of Transmittal with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

    If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Exchangeable Preferred Stock to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received on or prior to the Expiration Date, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the Exchangeable Preferred Stock is registered and, if possible, the certificate numbers of the Exchangeable Preferred Stock to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Exchangeable Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such Exchangeable Preferred Stock into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless the Exchangeable Preferred Stock being tendered by the above-described method is deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of the notice of guaranteed delivery ("Notice of Guaranteed Delivery") which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

    A tender will be deemed to have been received as of the date when (i) the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Exchangeable Preferred Stock (or a confirmation of book-entry transfer of such Exchangeable Preferred Stock into the Exchange Agent's account at the book-entry transfer facility) is received by the Exchange Agent, or (ii) a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) from an Eligible Institution is received by the Exchange Agent. Issuances of New Preferred Stock in exchange for Exchangeable Preferred Stock tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Exchangeable Preferred Stock.

    If the Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Exchangeable Preferred Stock, such Exchangeable Preferred Stock must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the Exchangeable Preferred Stock.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Exchangeable Preferred Stock for exchange.

2. PARTIAL TENDERS; WITHDRAWALS.

    If less than the entire principal amount of Exchangeable Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Exchangeable Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Exchangeable Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

    For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Exchangeable Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the Exchangeable Preferred Stock to be withdrawn (including the certificate number or numbers and principal amount of such Exchangeable Preferred Stock), (iii) specify the principal amount of Exchangeable Preferred Stock to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Exchangeable Preferred Stock exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Exchangeable Preferred Stock was tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Exchangeable Preferred Stock into the name of the person withdrawing the tender and (vi) specify the name in which any such Exchangeable Preferred Stock is to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Exchangeable Preferred Stock promptly following receipt of notice of withdrawal. If Exchangeable Preferred Stock has been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Exchangeable Preferred Stock or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

    Any Exchangeable Preferred Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Exchangeable Preferred Stock which has been tendered for exchange but which is not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Exchangeable Preferred Stock tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Exchangeable Preferred Stock will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Exchangeable Preferred Stock may be retendered by following one of the procedures described under the caption "Procedures for Tendering Exchangeable Preferred Stock" in the Prospectus at any time on or prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND
  ENDORSEMENTS;
  GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal is signed by the registered holder(s) of the Exchangeable Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Exchangeable Preferred Stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Exchangeable Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Exchangeable Preferred Stock.

    When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Exchangeable Preferred Stock) of Exchangeable Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

    If this Letter of Transmittal is signed by a person other than the registered holder or holder of the Exchangeable Preferred Stock listed, such Exchangeable Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Exchangeable Preferred Stock.

    If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Exchangeable Preferred Stock is tendered: (i) by a registered holder of such Exchangeable Preferred Stock, for the holder of such Exchangeable Preferred Stock; or (ii) for the account of an Eligible Institution.

4. TRANSFER TAXES.

    The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Exchangeable Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Exchangeable Preferred Stock for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Exchangeable Preferred Stock tendered, or if tendered Exchangeable Preferred Stock is registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Exchangeable Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Exchangeable Preferred Stock listed in this Letter of Transmittal.

5. WAIVER OF CONDITIONS.

    The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6. MUTILATED, LOST, STOLEN OR DESTROYED EXCHANGEABLE PREFERRED STOCK.

    Any holder whose Exchangeable Preferred Stock has been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

7. SUBSTITUTE FORM W-9.

    Each holder of Exchangeable Preferred Stock whose Exchangeable Preferred Stock is accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the New Preferred Stock. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the New Preferred Stock, 31% of all such payments will be withheld until a TIN is provided.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Cluett American Corp., 48 West 38th Street, New York, New York 10018, attention: General Counsel (telephone: 212-984-8900).

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR EXCHANGEABLE PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a holder of Exchangeable Preferred Stock whose Exchangeable Preferred Stock is accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York (as payor) (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Exchangeable Preferred Stock is awaiting a TIN) and that (A) the holder of Exchangeable Preferred Stock has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Exchangeable Preferred Stock that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Exchangeable Preferred Stock is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct taxpayer identification number, the holder of Exchangeable Preferred Stock may be subject to certain penalties imposed by the Internal Revenue Service.

    Certain holders of Exchangeable Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Exchangeable Preferred Stock should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Exchangeable Preferred Stock or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Exchangeable Preferred Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Exchangeable Preferred Stock or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding . Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

    The holder of Exchangeable Preferred Stock is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Exchangeable Preferred Stock. If the Exchangeable Preferred Stock is in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

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
                    PAYOR'S NAME: THE BANK OF NEW YORK, AS PAYING AGENT
                               PART I--PLEASE PROVIDE YOUR    Social Security number(s) or
                               TIN IN THE BOX AT RIGHT AND    Employer Identification
                               CERTIFY BY SIGNING AND DATING  Number(s)
                               BELOW.

SUBSTITUTE                    PART 2--CERTIFICATION--Under penalties of perjury, I
FORM W-9                      certify that:
DEPARTMENT OF THE TREASURY    (1) The number shown on this form is my correct taxpayer
INTERNAL REVENUE SERVICE          identification number (or I am waiting for a number to
                                  be issued for me), and
                              (2) I am not subject to backup withholding because: (a) I
                              am exempt from backup withholding, or (b) I have not been
                                  notified by the Internal Revenue Service (IRS) that I
                                  am subject to backup withholding as a result of a
                                  failure to report all interest or dividends, or (c) the
                                  IRS has notified me that I am no longer subject to
                                  backup withholding.

PAYOR'S REQUEST FOR           CERTIFICATION INSTRUCTIONS--You must cross out item (2)
TAXPAYER IDENTIFICATION       above if you have been notified by the IRS that you are
NUMBER ("TIN")                currently subject to backup withholding because of
                              underreporting interest or dividends on your tax return.

                               Signature
                               Date                             PART 3--Awaiting TIN / /

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
______________________________________    ______________________________________

                 Signature                                 Date

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